SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 20, 2001

                          GRAND COURT LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-21249                       22-3423087
(State or other                     (Commission                   (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation)                                                    Number)

2650 North Military Trail, Suite 350, Boca Raton, Florida         33431
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (561) 997-0323

                                      n/a
             (Former name or address, if changed since last report)

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      Item 5. Other Events

      On March 20, 2000, Grand Court Lifestyles, Inc. (the "Company") filed a petition for reorganization in the United States Bankruptcy Court, District of New Jersey (the "Court") under Chapter 11 of the United States Bankruptcy Code.

      On August 20, 2001, the Company submitted its Monthly Operating Report for the month of July 2001 to the Court, a copy of which is attached hereto as
Exhibit 99.1. Exhibits, ledgers, and bank statement information attached to the Monthly Operating Report may be obtained from the Court.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GRAND COURT LIFESTYLES, INC.


                                            By: /s/ John Luciani
                                            JOHN LUCIANI,
                                            Chairman of the Board and Chief
                                            Executive Officer

Dated: September 4, 2001